STOCKJUNGLE.COM* MARKET LEADERS FUND
                    STOCKJUNGLE.COM* PURE PLAY INTERNET FUND
                  STOCKJUNGLE.COM* COMMUNITY INTELLIGENCE FUND


                                   PROSPECTUS

                               September 28, 2000

     This prospectus and the accompanying statement of additional information describe the STOCKJUNGLE.COM MARKET LEADERS FUND, PURE PLAY INTERNET FUND AND COMMUNITY INTELLIGENCE FUND. The Funds are investment portfolios of the Trust for Investment Managers, and are managed by StockJungle.com Advisors, Inc. (the "Adviser").

     Each of the Funds is designed and created primarily for investment by on-line investors. To keep costs to a minimum, we ask shareholders to accept all information about the Fund or Funds in which they invest through access to the StockJungle.com website and electronic delivery. By investing in a Fund, shareholders consent to such delivery. However, each Fund will deliver paper-based documents upon request by shareholders and reserves the right to deliver paper-based documents at no cost to the investor.

     StockJungle.com, Inc. provides investors and public visitors the ability to access information and features exclusively via its website, located at http://www.stockjungle.com. To provide investors a more complete and educational mutual fund investment experience, the Adviser intends to fully disclose all mutual fund holdings and activities, to the extent practical, on the StockJungle.com website. The Adviser reserves the right to alter this policy at any time.

     *"StockJungle.com" is a trademark and the exclusive property of StockJungle.com, Inc., the parent to the Adviser. StockJungle.com, Inc. is an Internet-based company which offers a wide array of web-based services and information to visitors to the StockJungle.com website.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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RISK/RETURN SUMMARY............................................................1

PERFORMANCE....................................................................3

FEES AND EXPENSES OF THE FUNDS.................................................4

INVESTMENT STRATEGIES..........................................................5

MAIN RISKS.....................................................................9

MANAGEMENT....................................................................13

SHAREHOLDER INFORMATION.......................................................14

PRICING OF FUND SHARES........................................................17

SHAREHOLDER SERVICES..........................................................18

DIVIDENDS AND DISTRIBUTIONS...................................................18

TAX STATUS....................................................................19

SHAREHOLDER SERVICING PLAN....................................................19

PERFORMANCE INFORMATION.......................................................19

GENERAL INFORMATION...........................................................20

FOR MORE INFORMATION..........................................................22

                                       -i-
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                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES

Each Fund seeks to provide investors with long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser uses the StockJungle.com Community Site as one of the resources to identify potential candidates for the portfolios of the Market Leaders Fund and Pure Play Internet Fund, and as the sole source of potential investments for the Community Fund. The Community Site is a rated community of stock-pickers maintained by the Adviser's parent company, StockJungle.com, Inc. Visitors may recommend companies on the Community Site that the Adviser then researches and analyzes to determine the companies' potential for capital appreciation.

The Adviser analyzes potential investments using a "bottom-up" method (I.E., on a company-by-company basis rather than on analysis of broader factors related to the economy and the outlook for various industries). Each Fund normally will be fully invested (subject to liquidity needs) in a diversified portfolio of equity securities of U.S. companies.

THE STOCKJUNGLE.COM MARKET LEADERS FUND invests in companies with market capitalizations of at least $20 billion at the time of purchase that, in the opinion of the Adviser, have demonstrated consistently strong quantitative measures of value (E.G., return on equity), hold strong competitive positions in their respective industries, and have favorable long-term growth prospects (based on the Adviser's qualitative analysis of the companies' business models). In addition, the Fund may invest up to 20% of its net assets in the common stock of companies the Adviser identifies as leaders in relatively new and less established industries (E.G., genomics) that the Adviser believes have favorable growth prospects.

THE STOCKJUNGLE.COM PURE PLAY INTERNET FUND invests in companies with market capitalizations of at least $1 billion at the time of purchase that the Adviser determines to be "Pure Play Internet" companies, i.e., companies that derive at least 50% of their revenue from the Internet and/or the World Wide Web ("WWW"), and whose stocks have the potential for long-term growth (based on the Adviser's qualitative analysis of the companies' business models). At times, the Fund may focus on particular sub-sectors of Internet companies, such as infrastructure and software companies.

THE STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND invests in companies with market capitalizations of at least $100 million at the time of purchase and favorable growth prospects. The Adviser selects portfolio securities for the Fund solely from a pool of equity investment opportunities which are (i) recommended to StockJungle.com, Inc. by visitors to its website, (ii) researched by the adviser and analyzed to determine their potential for capital appreciation, and (iii) if deemed acceptable by the Adviser, selected for investment by the Fund.

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PRINCIPAL INVESTMENT RISKS

RISK OF LOSS. The loss of money is a risk of investing in any of the Funds.

MARKET RISK. The net asset value of each Fund fluctuates based on changes in the value of the securities in which the Fund invests. Market prices of these securities may be adversely affected by an issuer's having experienced losses or by the lack of earnings or the issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. The U.S. stock market is generally susceptible to volatile fluctuations in market price. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

TECHNOLOGY SECTOR RISK. Each of the Market Leaders Fund and the Community Intelligence Fund currently invests a significant portion of its total assets in companies in various technology industries and may do so in the future, and the Pure Play Internet Fund invests primarily in such companies. Market or economic factors impacting technology companies could have a major effect on the value of each Fund's investments. Stock prices of technology companies are particularly vulnerable to rapid changes in product cycles, government regulation, high personnel turnover and shortages of skilled employees, product development problems, and aggressive pricing and other forms of competition. In addition, technology stocks, especially those of smaller, less seasoned companies, tend to have high price/earning ratios and to be more volatile than the overall market.

INVESTMENT IN SMALL AND MID-SIZE COMPANIES. The Funds may invest in issuers with small or mid-sized capital structures (generally a market capitalization of $5 billion or less). These companies may have a relatively limited operating history and less capital resources than larger companies. In addition, the market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger more established companies. Accordingly, the net asset value of each Fund will be more susceptible to significant losses if the value of these securities suddenly declines.

INVESTMENT IN NEW AND UNSEASONED COMPANIES. The Funds may invest in companies that are relatively new and unseasoned and in their early stages of development, which may not be well known to the investing public or have significant institutional ownership. In addition, these companies may be developing or marketing new products or services for which markets are not yet established and may never become established. Finally, new and unseasoned companies may have relatively small revenues and limited product lines, markets, or financial resources; their securities are often traded over-the-counter or on a regional exchange and may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the market prices of these securities may be more subject to volatile fluctuations than those of more mature issuers. Such fluctuations could have an adverse effect on the net asset value of each Fund and could result in the loss of your investment.

INTERNET SECTOR RISK. The value of the Pure Play Internet Fund's shares is susceptible to factors affecting the Internet and WWW such as heightened regulatory scrutiny and impending changes in government policies which may have

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a material effect on the products and services of this sector, as well as other factors affecting capital markets generally and the Internet sector of those markets. Furthermore, securities of companies in this sector tend to be more volatile than securities of companies in other sectors. Competitive pressures and changing demand may have a significant effect on the financial condition of Internet companies. These companies spend heavily on research and development and are especially sensitive to the risk of product obsolescence. The occurrence of any of these factors, individually or collectively, may adversely affect the value of the Fund's shares and could result in the loss of your investment.

RELIANCE ON COMMUNITY INTELLIGENCE. The effectiveness of the Community Intelligence Fund's investment strategies is directly contingent upon widespread participation by visitors to the Community Site and the Adviser's ability to select investments from the pool recommended by visitors to the Community Site. There are no assurances that visitors to the Community Site will participate or that the Adviser will be able to select profitable investment opportunities from the pool recommended by visitors to the Community Site.

RISKS ASSOCIATED WITH WEBSITE. Since the Adviser intends to post updates of each Fund's holdings and completed trading activity in real time, to the extent practicable, there is a risk that certain investors may attempt to use such information to the detriment of the Funds. In addition, the Community Site may attract visitors seeking to use the website to influence the market price of a particular security. Widespread network failure of the Internet and/or WWW could result in delays or interruptions which could, in turn, delay or prevent persons from posting investment recommendations to be submitted to the Adviser for analysis and selection for investment by the Funds.

                                   PERFORMANCE

Because the Funds do not have one full calendar year of operation, no bar charts or performance tables are provided.

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                         FEES AND EXPENSES OF THE FUNDS

The following table describes the fees and expenses that you may pay if you buy and hold shares of each of the Funds:

                                                                    Community
                                       Market        Pure Play     Intelligence
                                    Leaders Fund   Internet Fund       Fund
                                    ------------   -------------   ------------
Shareholder Fees (paid directly
  from your investments)

Maximum Sales Charge (load)
  Imposed on Purchases                   None          None            None

Annual Fund Operating Expenses
  (expenses that are deducted
  from each Fund's assets)

Management Fee*                          1.00%         1.00%           1.00%

Other Expenses**                        19.85%        11.62%           7.32%

Total Annual Fund Operating
  Expenses**                            20.85%        12.62%           8.32%

Fee Waivers and Expense
  Reimbursements***                     19.40%        11.17%           6.87%

Net Expenses***                          1.45%         1.45%           1.45%

* The "Management Fee" is an annual fee, payable monthly out of each Fund's net assets.

** "Other Expenses" for each Fund, and thus "Total Annual Fund Operating Expenses" for each Fund, are estimates and may be higher or lower than shown above.

*** Prior to the acquisition of the assets and liabilities of the corresponding series of StockJungle.com Trust, the proposed predecessors to the Funds, the Adviser intends to charge the StockJungle.com Trust funds an all-inclusive 1.00% Management Fee and pay all of the expenses of the StockJungle.com Trust funds (other than brokerage commissions and extraordinary costs). The Funds' Investment Advisory Agreement requires the Adviser to limit its fees or reimburse each Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses at or below 1.45% for the term of the Agreement (currently through September 28, 2002).

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EXAMPLE:

     This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                              One Year      Three Years
                                              --------      -----------
          Market Leaders Fund                   $147           $458
          Pure Play Internet Fund               $147           $458
          Community Intelligence Fund           $147           $458

                              INVESTMENT STRATEGIES

     StockJungle.com, Inc., the Adviser's corporate parent, has established a website on the Internet at http://www.stockjungle.com. One section of the website has been designated by StockJungle.com as a community forum (the "Community Site") in which visitors to the website (whether or not they are shareholders of one or more of the Funds) can suggest investment opportunities and ideas. Visitors can create screen names and actively manage virtual stock portfolios by submitting stock recommendations with explanations of the reasons for their stock picks, and can also view stock picks and explanations written by others. The Community Site is a rated forum in that StockJungle.com, Inc. tracks the performance of visitors' virtual stock portfolios over time using a quantitative process, and provides cash rewards to those visitors with the highest rated portfolios. The Community Site also allows visitors to communicate with other visitors through a message board format.

     StockJungle.com, Inc. forwards the visitor recommendations posted in the community forum to the Adviser for consideration as possible investments by the Funds. The Adviser believes that a vast amount of knowledge and experience exists among the visitors to the StockJungle.com website, and that by using the Community Site, the Adviser has a greater breadth of investment ideas for the Funds' portfolios. The Adviser analyzes each recommendation presented using quantitative analysis (based on such factors as price-to-earnings ratio and earnings per share) in order to determine whether a recommendation suggests a security that is consistent with a Fund's investment objective and strategy. For the Market Leaders Fund and the Pure Play Internet Fund, similar analyses are also made of other companies identified by the Adviser but not recommended on the Community Site. The Adviser, in its sole discretion, determines whether and what to extent the stock of any company should be purchased or sold by a Fund.

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     To achieve its investment objective, each Fund invests primarily in common stocks. The principal investment strategies of the Funds are described below. Additional information regarding these investment strategies can be found in the Statement of Additional Information ("SAI").

STOCKJUNGLE.COM MARKET LEADERS FUND

     Under normal market conditions, the Market Leaders Fund invests at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations of at least $20 billion at the time of purchase. The Fund invests in companies which, in the opinion of the Adviser, have consistently demonstrated strong quantitative measures of value, hold strong competitive positions in their respective industries, and have favorable long term growth prospects, as described below. The Fund focuses primarily on industries represented in the S&P 500 Index including, but not limited, to utilities, transportation, technology, chemicals, pharmaceuticals, retail sales, oil, capital goods, financial services and communications. The Fund currently invests a significant portion of its total assets in companies in various technology industries and may do so in the future.

     The Adviser applies quantitative measures of value by screening certain financial indicators such as price-to-earnings ratio, return on equity, and cash flow using proprietary quantitative techniques. In assessing the strength of a company's competitive position, the Adviser considers publicly available information about such factors as technology leadership, market share, rights to patents and other intellectual property, strength of management, marketing prowess and product development capabilities. The Adviser assesses companies' long term growth prospects based on the qualitative analysis of the companies' business models.

     The Fund may invest up to 20% of its net assets in the common stock of companies identified by the Adviser as leaders in relatively new and less established industries (E.G., genomics) which have favorable growth prospects. In selecting the companies, the Adviser takes into consideration not only the current size of the market, but also the potential market size of the industry as determined by the Adviser's own research. The Adviser also considers the company's revenue growth rate compared to similar companies in the same industry, the company's market share of that industry and the quality of the management team.

     The Adviser uses a buy and hold approach, generally maintaining its position in a company's stock without regard to day-to-day fluctuations in the market. However, the Adviser frequently re-evaluates portfolio holdings, as it deems necessary, and typically sells a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals (E.G., decreases in cash flow, change in management, publication of earnings warnings or poor performance relative to its industry peers).

     Solely as a temporary defensive measure, the Fund may invest up to 20% of its total assets in long or short positions in options on various market indices or securities held by the Fund and in financial and index futures contracts in

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order to reduce the Fund's exposure to adverse conditions. The Fund may also invest a portion of its assets in U.S. Government securities, Standard & Poor's Depositary Receipts, money market instruments or similar short-term securities for liquidity purposes. When the Fund is making defensive investments, the Fund may not achieve its investment objective.

     PORTFOLIO TURNOVER. The frequency of the Fund's portfolio transactions will vary from year to year. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions, and may adversely impact the Fund's performance. However, since the Fund's investment policies emphasize long-term investment in the securities of established companies, the Adviser does not anticipate frequent changes in investments and the Fund's portfolio turnover rate is expected to be relatively low. The Adviser expects that the annual portfolio turnover rate for the Fund will be approximately 100%.

STOCKJUNGLE.COM PURE PLAY INTERNET FUND

     The StockJungle.com Pure Play Internet Fund invests, under normal conditions, at least 80% of its total assets in a diversified portfolio of the equity securities of U.S. Internet companies, with market capitalizations of at least $1 billion at the time of purchase, which are identified by the Adviser to be "Pure Play Internet" companies. There is no upper limit on such market capitalizations, which may exceed $100 billion. Internet companies for purposes of investment by the Fund include companies principally engaged in businesses that design, develop and/or manufacture hardware and software products and services for the Internet and the WWW.

     The Adviser, in its sole discretion, determines which companies properly constitute "Pure Play Internet" companies. The Adviser's determination is based, generally, on whether, in its view, such companies derive more than 50% of their revenues from the Internet and/or WWW. "Pure Play Internet" companies may include media and content providers, companies that use e-commerce as their principal means of selling goods and services to the public, companies that develop or manufacture business solutions that enable businesses to implement Internet strategies, and companies engaged in the transmission of voice, video and data over the Internet or WWW. At times the Fund may focus on one or more of these Internet company sectors. These companies may include entities which are new and unseasoned where the Adviser believes that the opportunity for rapid growth is above average.

     The Fund selects portfolio securities from the pool of U.S. Internet companies designated by the Adviser as "Pure Play Internet" companies based on its review of the fundamental investment value of those companies. This review involves quantitative analysis of various publicly available indicators such as the strength or potential strength of a company's competitive position, strength of management, marketing prowess and product development capabilities.

     The companies in which the Fund invests are reevaluated on as frequent a basis as is deemed appropriate by the Adviser. Securities are sold when the reasons for their purchase no longer apply or as a result of factors such as lack of performance, change in business direction, or adverse changes in other factors (E.G., decreases in cash flow, change in management, or adverse technological developments).

     The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The WWW, which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within the WWW and to other WWW documents. Consequently, the Adviser believes there are vast opportunities for continued growth in demand for components, products, media, services and systems to assist, facilitate, enhance, store, process, record, reproduce, retrieve and distribute information, products and services for use by businesses, institutions and consumers.

     The Fund may also invest up to 20% of its net assets in U.S. Government securities, high quality money market instruments and repurchase agreements. In order to reduce the Fund's exposure to adverse conditions and solely as a temporary defensive measure, the Fund may invest a more substantial portion of its net assets in U.S. Government securities, high quality money market instruments or similar short-term securities or hold either long or short positions in options on the S&P 500 Index and financial index futures contracts in order to reduce exposure to market fluctuations. When the Fund is making such defensive investments, the Fund may not achieve its investment objective.

     PORTFOLIO TURNOVER. The frequency of the Fund's portfolio transactions will vary from year to year and depend on changes in the companies designated by the Adviser as "Pure Play Internet" companies. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions, and may adversely impact the Fund's performance. The Adviser expects that the annual portfolio turnover rate for the Fund will be approximately 100%.

STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND

     The Community Intelligence Fund invests, under normal conditions, at least 80% of its assets in a diversified portfolio of the common stocks and other equity securities of those U.S. companies that have market capitalizations of at least $100 million at the time of purchase. There is no upper limit on such market capitalizations, which may exceed $100 billion. These may include the securities of companies which are new and unseasoned in which the Fund invests pursuant to an initial public offering or otherwise where the Adviser believes that the opportunity for rapid growth is above average. The Fund currently invests a significant portion of its total assets in companies in various technology industries and may do so in the future.

     Although it is not currently a principal aspect of the Fund's investment strategy, the Fund is also authorized with respect to 20% of its portfolio to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not currently own or have the right to acquire. In addition, for liquidity purposes or pending the purchase of investments in accordance with its policies, the Fund may, from time to time, invest a portion of the Fund's assets in U.S. Government securities or money market instruments.

     PORTFOLIO TURNOVER. The frequency of the Fund's portfolio transactions will vary from year to year. The Fund's investment policies may lead to frequent changes in investments and the Fund's portfolio turnover rate may be significantly higher than that of most other mutual funds. These transactions may also result in realization of taxable capital gains, much or all of which are short-term capital gains subject to federal and state taxation as ordinary income and not eligible for favored long term capital gains tax treatment. Higher portfolio turnover rates resulting from actively trading portfolio securities will generally result in higher transaction costs, including brokerage commissions, and may adversely effect the Fund's performance. The Fund expects that its annual portfolio turnover rate will be approximately 100%.

                                   MAIN RISKS

     The principal risks of investing in the Funds are described below. Additional information regarding these risks can be found in the SAI.

GENERAL RISKS

     INVESTING IN MUTUAL FUNDS. All mutual funds carry risk. You may lose money on your investment in any of the Funds. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no assurance exists that any Fund's investment objective will be achieved. In addition, you should be aware that none of the Funds has any substantial operating history and the Adviser has no substantial prior experience in serving as an investment adviser to a mutual fund.

     MARKET RISK OF EQUITY INVESTING. The net asset value of each of the Funds fluctuates based on changes in the value of its underlying portfolio. The stock market is generally susceptible to volatile fluctuations in market price. Market prices of equity securities in which each Fund invests may be adversely affected by an issuer's having experienced losses or by the lack of earnings or by the issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. The value of the securities held by each Fund is also subject to the risk that a specific segment of the stock market does not perform as well as the overall market. Under any of these circumstances, the value of the Funds' shares and total return will fluctuate, and your investment may be worth more or less than your original cost when you redeem your shares.

     RELIANCE ON RECOMMENDATIONS. The effectiveness of the Community Intelligence Fund's investment strategy depends on the ongoing participation by visitors to the Community Site and the submission of bona-fide potential investments for the Funds. There are no assurances that the Community Site will continue to attract such participation.

     TECHNOLOGY SECTOR RISK. Each of the Market Leaders Fund and the Community Intelligence Fund currently invests a significant portion of its total assets in companies in various technology industries and may do so in the future, and the Pure Play Internet Fund invests primarily in such companies. Market or economic factors impacting technology companies could have a major effect on the value of each Fund's investments. Stock prices of technology companies are particularly vulnerable to rapid changes in product cycles, government regulation, high personnel turnover and shortages of skilled employees, product development problems, and aggressive pricing and other form of completion. In addition, technology stocks, especially those of smaller, less seasoned companies, tend to have high price/earning ratios and to be more volatile than the overall market.

     RISKS ASSOCIATED WITH WEBSITE. Since the Adviser intends to post updates of each Fund's holdings and completed trading activity in real time, to the extent practicable, there is a risk that certain investors may attempt to use such information to the detriment of the Funds. The Board of Trustees has considered this issue and has determined that each Fund's and the Adviser's use of the website is nonetheless in the best interests of each Fund and its shareholders. The Board of Trustees monitors the use of the website to determine that it continues to be in the best interests of each Fund's shareholders.

     The Community Site may attract visitors seeking to use the website to influence the market price of a particular security. The Adviser researches and analyzes all recommendations prior to investing in a company's stock. However, there can be no assurances that this provides total protection against any market manipulation.

     Widespread network failure of the Internet and/or WWW could result in delays or interruptions which could, in turn, delay or prevent persons from posting investment recommendations to be submitted to the Adviser for analysis and selection for investment by the Fund.

     INVESTMENT IN NEW AND UNSEASONED COMPANIES. Companies which are relatively new and unseasoned and in their early stages of development may not be well-known to the investing public or have significant institutional ownership. They may lack depth of management and may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, these companies may be developing or marketing new products or services for which markets are not yet established and may never become established. Finally, new and unseasoned companies may have relatively small revenues and limited product lines, markets, or financial resources; their securities are often traded over-the-counter or on a regional exchange and may trade less frequently and in more limited volume than those of larger, more mature companies. When making larger sales, the Funds may have to sell securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time. As a result, the market prices of these securities may be more subject to volatile fluctuations than those of more mature issuers. Such fluctuations could have an adverse effect on the net asset value of the Funds and your investment.

     INVESTMENT IN SMALL AND MID-CAP COMPANIES. Companies identified by the Adviser as relatively new leaders in smaller and less established industries may include issuers with small or mid-sized capital structures (generally a market capitalization of $5 billion or less). Consequently, the Fund may be subject to the additional risks associated with investment in these companies. The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger more established companies. Accordingly, if the value of the securities of small or mid-capitalization companies held in a Fund's portfolio decline, the Fund may be adversely affected and you could lose money on your investment.

MARKET LEADERS FUND RISKS

     RISK OF INVESTING IN INDUSTRIES REPRESENTED IN THE S&P 500 INDEX. Investing in the various industries represented in the S&P 500 Index exposes the Fund to a broad variety of risk factors. The risks that could adversely affect the value of your investment in the Fund include changes in economic conditions and interest rates, the exposure of companies within these industries to foreign economic and political developments and currency fluctuations, the ability of companies (especially those in the Chemical and Pharmaceutical sectors) to pass their products through regulatory bodies, changes in the spending patterns of consumers, the creation of new technology which might make obsolete the technology sold, serviced, utilized, or otherwise relied upon by companies held by the Fund, and the fluctuation of energy prices.

PURE PLAY INTERNET FUND RISKS

     INTERNET SECTOR RISK. The value of the Pure Play Internet Fund's shares is susceptible to factors affecting the Internet and WWW. This sector may be subject to greater governmental regulation than many other sectors and changes in government policies and the need for regulatory approvals may have a material effect on the products and services of this sector. In addition, because of its relatively narrow focus, the Fund's performance is closely tied to, and affected by, this sector as a whole. Companies in a specialized sector are often faced with the same obstacles, issues or regulatory burdens and their securities may react similarly and move in unison to these and other market conditions. As a result of these factors, securities in which the Fund invests are more volatile than securities of companies in other sectors. Competitive pressures and changing demand may have a significant effect on the financial condition of Internet companies. These companies spend heavily on research and development and are especially sensitive to the risk of product obsolescence.

COMMUNITY INTELLIGENCE FUND RISKS

     SHORT SALES. Although it is not currently a principal investment technique, the Community Intelligence Fund may take short positions in securities. A short sale is the sale by the Fund of a security which has been borrowed from a third party in the expectation that the market price will drop. If the price drops, the Fund will make a profit by purchasing the security in the open market at a lower price. If the price rises, the Fund may have to cover its short position at a higher price, resulting in a loss. A short sale may be covered or uncovered. In a covered short sale, the Fund either borrows and sells the securities it already owns, or deposits in a segregated account liquid assets equal to the difference between the market value of the securities and the short sales price. Use of short sales is a speculative investment technique that has potentially unlimited risk of loss. Investment via short positions presents the risk that if the stock markets move against the short position, the Fund will be more susceptible to a sudden and significant decline in the net asset value of the Fund.

ADDITIONAL RISKS

     RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of a Fund's options strategies depends on the ability of the Adviser to forecast correctly interest rate and market price movements. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

     When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

     The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

     RISK FACTORS IN FUTURES TRANSACTIONS. Successful use of futures contracts by a Fund is subject to the Adviser's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

     The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by a Fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Adviser to forecast interest rates and market movements correctly.

     NEWLY ORGANIZED FUNDS. The Funds, as well as the Adviser and its parent corporation's StockJungle.com website, are newly organized and are designed and created primarily for on-line investors. Although the Funds and the Adviser believe that investors' ability to access information and features via the website will provide investors a more complete and educational mutual fund experience than is generally available, this is a relatively new approach to mutual fund investing which is still evolving. The Funds will not commence operations until their acquisition of the assets and liabilities of the corresponding series of StockJungle.com Trust, a registered investment company for which the Adviser serves as investment adviser, and which has the same investment objectives, policies and strategies as the Funds. It is anticipated that the various series of StockJungle.com Trust will be reorganized into the Trust for Investment Managers (the "Trust") in November 2000 in a tax free transaction. In April 2000, StockJungle.com Trust terminated operation of its S&P 500 Index Fund series, which did not attract sufficient investors to effectively track the performance of the S&P 500 Index. No assurance exists that the current Funds will attract sufficient investors to ensure that the Funds and the Investment Adviser can operate effectively and profitably in the long run.

                                   MANAGEMENT

THE ADVISER

     StockJungle.com Investment Advisors, Inc. has been retained under an Investment Advisory Agreement with the Trust to serve as the investment adviser to each of the Funds, subject to the authority of the Board of Trustees. The Adviser is a privately-held investment advisory and money management company, organized in November 1999 and registered as an investment adviser with the Securities and Exchange Commission. The Adviser's principal office is located at 5750 Wilshire Boulevard, Suite 560, Los Angeles, California 90036. The Adviser can also be contacted by telephone at 1-877-884-3147.

     The Adviser provides each Fund with investment advice, supervises the Fund's management and investment programs, and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Fund. Under the Investment Advisory Agreement, each of the Funds pays the Adviser monthly in arrears an annual investment advisory fee equal to 1.00% of its average daily net assets.

EXPENSE LIMITATION AGREEMENT

     Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed in its Investment Advisory Agreement to reduce its fees and/or pay expenses of the Funds to ensure that total Fund operating expenses for each Fund will not exceed 1.45% of average daily net assets annually for the term of the Agreement (currently through September 28, 2002).

PORTFOLIO MANAGERS

     Each of the Funds is co-managed by Gordon Gustafson and Akber Zaidi.

     Gordon Gustafson joined the Adviser in March 1999. Mr. Gustafson has a B.A. in Economics from the University of California, Los Angeles. Before joining the Adviser, Mr. Gustafson worked in the film industry as a Production Manager and pursued an M.A. in Mass Communications at California State University, Northridge. Before moving to Los Angeles, Mr. Gustafson lived in Seattle where he was self-employed as a writer. Mr. Gustafson has not been professionally employed previously in the investment management industry.

     Akber Zaidi joined the Adviser in October 1999. From July 1997 to October 1999, he was the stock portfolio manager for Island View Funds LLC, a hedge fund, where his responsibilities included daily portfolio management and the creation of process-driven strategies. From July 1995 to July 1997, Mr. Zaidi was a commodity trading adviser for ANZ Capital Management, where he developed trading systems and models using fundamental and technical analysis, and an independent commodity trading adviser. Mr. Zaidi received his undergraduate degree in Operations Research and Industrial Engineering and an M.B.A. in Finance from Cornell University.

ADMINISTRATOR

     The Funds' administrator is Investment Company Administration, L.L.C. ("ICA"), 2020 E. Financial Way, Suite 100, Glendora, California 91741. ICA is primarily in the business of providing administrative, fund accounting and related services to mutual funds, and currently provides services to funds with approximately $9 billion of total assets throughout the United States. Each Fund pays ICA a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets up to $200 million; 0.05% of such assets from $200 million to $500 million; and 0.03% of such assets in excess of $500 million. The minimum fee is $30,000 per year per Fund.

                             SHAREHOLDER INFORMATION

HOW TO BUY SHARES

     You may purchase shares of a Fund by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. A Fund is not required to issue share certificates. The Funds reserve the right to reject any purchase in whole or in part.

     You may also buy and sell shares of a Fund through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds' Transfer Agent, and you will pay or receive the next share price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Adviser may pay the broker (or agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

BY CHECK

     If you are making an initial investment in a Fund, simply complete the Account Application included with this Prospectus and mail or overnight delivery (such as FedEx) it with a check (made payable to the appropriate Fund) to:

                                   [FUND NAME]
                         c/o Unified Fund Services, Inc.
                          431 North Pennsylvania Street
                           Indianapolis, IN 46204-1806

     If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to the appropriate Fund in the envelope provided with your statement or to the address noted above. Your account number should be written on the check.

BY WIRE

     If you are making an initial investment in a Fund through the Transfer Agent, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. You may also fax the Account Application to the Transfer Agent at 1-877-884-3147. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once you have faxed your new Account Application, you may instruct your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

                    Fifth Third Bank
                    ABA Routing #042000314
                    StockJungle.com
                    Account #9999-43593
                    ffc: shareholder name and account number

     If you are making a subsequent purchase, your bank should wire funds as indicated above. IT IS ESSENTIAL THAT YOUR BANK INCLUDE COMPLETE INFORMATION ABOUT YOUR ACCOUNT IN ALL WIRE INSTRUCTIONS. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-877-884-3147. Your bank may charge you a fee for sending a wire to a Fund.

AUTOMATIC INVESTMENT PLAN

     For your convenience, the Funds offer an Automatic Investment Plan. Under this Plan, you authorize a Fund or Funds to withdraw from your personal checking account each month an amount that you wish to invest. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

RETIREMENT PLANS

     The Funds offer individual retirement account ("IRA") plans. You may obtain information about opening an IRA account by calling 1-877-884-3147. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your securities dealer.

HOW TO SELL SHARES

     You may sell (redeem) your Fund shares on any day the New York Stock Exchange ("NYSE") is open for business either directly to the Funds or through your investment representative, who may charge a fee for such services.

     You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. Certain redemptions require a signature guarantee. Call the Transfer Agent for details. You should send your redemption request to the appropriate Fund at:

                                   [FUND NAME]
                         c/o Unified Fund Services, Inc.
                          431 North Pennsylvania Street
                           Indianapolis, IN 46204-1806

     If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at 1-877-884-3147 before the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time. Redemption proceeds will be mailed on the next business day to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

     When you establish telephone privileges, you are authorizing the Funds and their Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

     Before acting upon an instruction received by telephone, the Funds and the Transfer Agent will use procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

     You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-877-884-3147 for instructions.

     You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

     Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. For example, your redemption may be delayed if you do not sign your written request. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Funds. If you did not purchase your shares with a certified check or wire, the Funds may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

     Although there is no minimum account size, the Funds in their sole discretion may redeem the shares in your account if the value of your account is less than $500. This does not apply to retirement plan. You will be notified that the value of your account is less than $500 before the Funds make an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Funds take any action.

     Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. The Funds do not expect to do this except in unusual circumstances.

                             PRICING OF FUND SHARES

     The price of each Fund's shares is based on the Fund's net asset value. This is done by dividing the market price, or if unavailable, fair value, of the Fund's assets, minus its liabilities, by the number of shares outstanding. A Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. A Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares is the amount of shares which have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

     The net asset values of the Funds' shares are determined as of the close of the regular daily trading session on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                              SHAREHOLDER SERVICES

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION VIA ELECTRONIC DELIVERY

     The Funds provide electronically delivered confirmations of all of your purchases or redemptions of Fund shares. In addition, you will receive electronically delivered account statements on a quarterly basis from the Funds. You will also receive various IRS forms via regular mail after the first of each year detailing important tax information and each Fund will supply electronically delivered annual and semi-annual reports that list securities held by the Fund and include its then current financial statements.

     Each of the Funds has been designed and created for investment by on-line investors. In order to keep cost to a minimum, shareholders in the Funds are requested to consent to the acceptance of all information about the Funds in which they invest through access to the StockJungle.com website and electronic delivery. By investing in a Fund, shareholders consent to such delivery. Such shareholder information may, from time to time, include prospectuses, statements of additional information, proxy statements, financial reports, confirmations and financial statements. However, a shareholder may revoke this consent by written notice to the Funds (at the address on the last page of this Prospectus) and each Fund will deliver paper-based documents upon request by shareholders and reserves the right to deliver paper-based documents at no cost to the investor.

EXCHANGE PRIVILEGE

     You may exchange your shares in any Fund for shares of any other Fund at no charge. Exercising the exchange privilege is really two transactions: a sale of shares in one Fund and the purchase of shares in another. Further, exchanges may have certain tax consequences and you could realize short- or long-term capital gains or losses. Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise.

     Call 1-877-884-3147 to learn more about exercising your exchange privilege.

                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund will make distributions of dividends and capital gains, if any, at least annually, typically after year end. Each Fund will make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31.

     All distributions by a Fund will be reinvested in the Fund's shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment for the distribution.

                                   TAX STATUS

     Each Fund is treated as a separate corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Each Fund intends to qualify and to elect to be treated as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes taxable income to shareholders.

     Distributions to shareholders by the Funds, whether received in cash or reinvested in additional shares of the Fund, are generally subject to federal income tax at varying rates depending on whether such distributions are treated as ordinary income or capital gains distributions.

     Any redemption of a Fund's shares is a taxable event that may result in a capital gain or loss. Before investing in any of these Funds, you should consult your tax adviser regarding the consequences of your local and state tax laws.

                           SHAREHOLDER SERVICING PLAN

     Each Fund has adopted a shareholder services plan. This plan allows each Fund to pay shareholder servicing fees for services provided to shareholders. The plan provides for the payment of a shareholder servicing fee at the annual rate of 0.25% of the Funds' average daily net assets which are provided by the Adviser and by securities broker-dealers and other securities professionals. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of share charges.

                             PERFORMANCE INFORMATION

     Each Fund's investment performance may, from time to time, be included in advertisements about the Fund. "Total Return" for the one, five and ten year periods (or for the life of a Fund, if shorter) through the most recent quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the public offering price. Total return may also be presented for other periods.

     All performance data is based on a Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions and the composition of the Fund's portfolio. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. A Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services.

                               GENERAL INFORMATION

     Each of the StockJungle.com Market Leaders Fund, the StockJungle.com Pure Play Internet Fund, and the StockJungle.com Community Intelligence Fund is a series of Trust for Investment Managers, a Delaware business trust.

DISTRIBUTOR AND CUSTODIAN

     First Fund Distributors, Inc. (the "Distributor"), an affiliate of ICA, serves as the principal underwriter of each Fund and the exclusive agent for the distribution of each Fund's shares. Fifth Third Bank serves as Custodian for each Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of any of the Funds. Unified Fund Services, Inc. ("Unified") acts as each Fund's Transfer, Dividend Disbursing and Shareholder Servicing Agent.

     Legal matters in connection with the Funds, including the issuance of shares of beneficial interest of each Fund, are passed upon by Paul, Hastings, Janofsky & Walker, LLP, 555 South Flower Street, Los Angeles, California 90071. Arthur Andersen LLP, located at 425 Walnut Street, Suite 1500, Cincinnati, Ohio 45202, serves as the independent auditors for the Funds.

FINANCIAL HIGHLIGHTS

     The following financial highlights table for the StockJungle.com Trust funds, the proposed predecessors of the Funds, is intended to help you understand the Funds' financial performance. This information for the period from the inception of the StockJungle.com Trust funds (November 17, 1999) through March 31, 2000 has not been audited. These financial highlight appear, along with the Funds' financial statements, in the Funds' Semi-Annual Report (available upon request; see the back cover of this prospectus). Information presented in the financial highlights is for a share outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions).

                              STOCKJUNGLE.COM TRUST
                              FINANCIAL HIGHLIGHTS
                Per Share Data for a Share Outstanding Throughout
                  the Period Ended March 31, 2000* (Unaudited)

                                                     StockJungle.com   StockJungle.com  StockJungle.com
                                                        Community         Pure Play          Market
                                                    Intelligence Fund   Internet Fund     Leaders Fund
                                                       -----------       -----------       -----------
Net asset value at beginning of period                 $     10.00       $     10.00       $     10.00
                                                       -----------       -----------       -----------
Income from investment operations:
   Net investment income (loss)                                 --             (0.01)             0.01
   Net realized and unrealized gains on investments           5.43              2.40              0.47
                                                       -----------       -----------       -----------
Total from investment operations                              5.43              2.39              0.48
                                                       -----------       -----------       -----------
Net asset value end of period                          $     15.43       $     12.39       $     10.48
                                                       ===========       ===========       ===========
Total return**                                               54.30%            23.90%             4.80%
                                                       ===========       ===========       ===========
Net assets at end of period                            $ 3,646,722       $   898,628       $   433,283
                                                       ===========       ===========       ===========
Ratio of net expenses to average net assets ***               1.00%             1.00%             1.00%
Ratio of net investment income (loss) to average net
  assets ***                                                  0.43%            (0.22)%            0.45%
Portfolio turnover rate**                                       86%               62%                8%

----------
* Represents the period from the initial public offering of shares (November 17, 1999) through March 31, 2000.
**   Not annualized.
***  Annualized.

                              FOR MORE INFORMATION

                       STOCKJUNGLE.COM MARKET LEADERS FUND
                     STOCKJUNGLE.COM PURE PLAY INTERNET FUND
                   STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND

                   SERIES OF THE TRUST FOR INVESTMENT MANAGERS

     The Statement of Additional Information (the "SAI") contains additional information about the Funds, and is incorporated in this Prospectus by reference. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will be able to find a discussion of the market conditions and investment strategies that significantly affect each Fund's performance during its last fiscal year.

     The SAI and the Funds' annual and semi-annual reports will be available, without charge, upon request. You may call the Funds toll-free at 1-877-884-3147 to request the SAI, request the Funds' annual report, request the Funds' semi-annual report, request other information about the Funds, or make shareholder inquiries. The SAI is available, and the annual and semi-annual report will be made available, without charge on the Internet website at http://www.stockjungle.com.

     You can also contact the Funds by writing to:

                           Unified Fund Services, Inc.
                          431 North Pennsylvania Street
                           Indianapolis, IN 46204-1806
                            Telephone: 1-877-884-3147

     You can review and copy information, including the Funds' SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Funds are also available:

     * Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov., or
     * For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
     * For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

                               FILE NO. 811-09393

                     STOCKJUNGLE.COM(1) MARKET LEADERS FUND
                     STOCKJUNGLE.COM PURE PLAY INTERNET FUND
                   STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND

                   SERIES OF THE TRUST FOR INVESTMENT MANAGERS

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 28, 2000

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Prospectus dated September 28, 2000, as may be amended from time to time, for the StockJungle.com Market Leaders Fund, StockJungle.com Pure Play Internet Fund and the StockJungle.com Community Intelligence Fund, (each individually a "Fund" and collectively the "Funds"), each a series of the Trust for Investment Managers (the "Trust" or "TIM"). StockJungle.com Investment Advisors, Inc. (the "Adviser") is the investment adviser to each Fund. The Prospectus may be obtained at http://stockjungle.com or by calling the Funds at 1-877-884-3147.

                                                                            Page
                                                                            ----
The Trust......................................................................1

Investment Policies And Restrictions...........................................1

Trustees And Executive Officers...............................................15

Investment Advisory And Other Services........................................17

Portfolio Transactions And Allocation Of Brokerage............................19

Ownership Of Shares...........................................................21

Code Of Ethics................................................................22

Additional Purchase And Redemption Information................................23

Determination Of Share Price..................................................25

Distributions And Tax Information.............................................26

Performance Comparisons.......................................................28

Organization Of Trust.........................................................30

Shareholder Services Plan.....................................................30

Financial Statements..........................................................30

Other Information.............................................................31

----------
(1) "StockJungle.com" is a trademark and the exclusive property of StockJungle.com, Inc., the parent to the Adviser. StockJungle.com, Inc. is an Internet-based company which offers a wide array of web-based services and information to visitors to the StockJungle.com website.

                                    THE TRUST

     TIM is an open-end management investment company organized as a Delaware business trust on April 27, 1999. The Trust consists of various series which represent separate investment portfolios. This SAI relates only to the Funds.

     The Trust is registered with the Securities and Exchange Commission (the "SEC") as a management investment company. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

     The Funds will not commence operations until their acquisition of the assets and liabilities of the corresponding series of StockJungle.com Trust, a registered investment company for which the Adviser serves as investment adviser, and which has the same investment objectives, policies and strategies as the Funds. It is anticipated that the various series of StockJungle.com Trust will be reorganized into the Trust in November 2000 in a tax free transaction.

                      INVESTMENT POLICIES AND RESTRICTIONS

     INVESTMENT POLICIES AND ASSOCIATED RISKS

     The discussion below supplements the information contained in the Prospectus with respect to the investment policies and primary risks that are common to all of the Funds as well as risks which are particular to each Fund as a result of such Fund's specific investment objective and strategies. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no Fund can give any assurance that its investment objective will be achieved. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Trustees.

     MUTUAL FUNDS AS PART OF AN INVESTMENT PROGRAM. The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and the net asset value of each Fund's shares will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with equity investing as well as additional risks and restrictions discussed herein.

     MARKET RISK OF EQUITY INVESTING. An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the general condition of the stock market may deteriorate. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value according to various unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction and global or regional political, economic and banking crises. A decline in the general market value of the equity securities held by

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any of these Funds may result in an adverse effect on the value of your investment. There can be no assurances that the Funds will be able to absorb (without significant loss of a portion of your investment), the potentially negative effects of such market decline.

     EQUITY SECURITIES. To achieve its investment objective, each Fund invests primarily in common stocks, but may also invest in preferred stock and convertible preferred stock. Common stock represents the residual ownership interest in an issuer and is entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Preferred stock has a priority over common stock in liquidation (and generally dividends as well) but is subordinate to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of the conversion value. A convertible security is a fixed income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer's capital structure, but are usually subordinated to similar non-convertible securities (e.g. preferred).

     OTHER SECURITIES A FUND MIGHT PURCHASE. Under normal market conditions, each Fund will invest at least 80% of its total assets in equity securities, consisting of common and preferred stocks. If the Adviser believes that market conditions warrant a temporary defensive posture, or for liquidity purposes, each of the Funds may invest without limit in high quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bankers' acceptances, and U.S. Government securities and repurchase agreements.

     SECURITIES LENDING. Repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. These transactions involve some risk to a Fund engaged in securities lending if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss.

     INVESTMENT IN NEW AND UNSEASONED COMPANIES. The StockJungle.com Pure Play Internet Fund and the StockJungle.com Community Intelligence Fund may each invest, pursuant to an initial public offering or otherwise, in the equity securities of companies which are relatively new and unseasoned and in their early stages of development where the Adviser believes that the opportunity for rapid growth is above average. These companies may not be well-known to the investing public or have significant institutional ownership. They may lack depth of management and may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, these companies may be developing or marketing new products or services for which markets are not yet established and may never become established. Finally, new and unseasoned companies may have relatively small revenues and limited product lines, markets, or financial

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resources; their securities are often traded over-the-counter or on a regional exchange and may trade less frequently and in more limited volume than those of larger more mature companies. When making larger sales, the Fund may have to sell securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time. As a result, the market prices of these securities may be more subject to volatile fluctuations than those of more mature issuers. Such fluctuations could have an adverse effect on the net asset value of the Fund and your investment.

     SHORT-TERM INVESTMENTS. While seeking desirable equity investments whose price history and expected performance lend themselves to the Adviser's method for investment or for liquidity or temporary defensive purposes, each Fund may invest in money market funds and/or money market instruments consisting of the following:

     Each Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by any of the Funds will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     Domestic banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

     As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.

     INVESTMENT IN DERIVATIVES. Both the StockJungle.com Market Leaders Fund and the StockJungle.com Pure Play Internet Fund may, as a non-principal investment strategy, invest up to 5% of their total assets in futures and options transactions for hedging purposes or as a substitute for direct investment. The purchaser of a futures contract has the obligation to take delivery of the type of financial instrument covered by the contract at a specified time and price, and the seller of the contract has the corresponding obligation to sell the financial instrument at that time and price. The purchaser of an option contract acquires the right to purchase or sell a specified security at a specified price during the term of the option, and the seller of the option has the

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corresponding option to sell or buy the security at that price if the purchaser exercises the option. Futures and options are considered to be "derivatives;" I.E., financial instruments whose value is derived from the value of an underlying asset, such as a security or an index. The use of futures and options involves certain special risks due to the possibility of imperfect correlations among movements in the prices of options purchased or sold by a Fund and, in the case of hedging transactions, of the securities that are the subject of the hedge.

     PURCHASING PUT AND CALL OPTIONS. The StockJungle.com Market Leaders Fund may purchase put and call options on securities eligible for purchase by the Fund and on securities indices, and the StockJungle.com Pure Play Internet Fund may purchase put and call options on securities indices. Put and call options are derivative securities traded on U.S. exchanges. If a Fund purchases a put option, it acquires the right to sell the underlying security or index value at a specified price at any time during the term of the option. If a Fund purchases a call option, it acquires the right to purchase the underlying security or index value at a specified price at any time during the term of the option. Prior to exercise or expiration, the Fund may sell an option through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Fund generally will purchase only those options for which the Adviser believes there is an active secondary market to facilitate closing transactions.

     A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

     A Fund may purchase put options to hedge against a decrease in the price of securities it holds. Such hedge protection is provided during the life of the put option since the Fund, as the holder of the put option, is able to sell the underlying security at the exercise price regardless of any decrease in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decrease sufficiently below the exercise price to *cover the premium and transaction costs.

     WRITING CALL OPTIONS. The StockJungle.com Market Leaders Fund may write covered call options on securities eligible for purchase by the Fund. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate its obligation, it may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

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     Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by a Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

     RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of a Fund's options strategies depends on the ability of the Adviser to forecast correctly interest rate and market movements. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

     When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

     The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

     If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.

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     A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or an options clearing corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

     Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, an options clearing corporation or options market may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If an options clearing corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

     DEALER OPTIONS. A Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While a Fund might look to an exchange's clearing corporation to exercise exchange-traded options, if the Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Funds will seek to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Funds, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

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     The staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Funds will treat dealer options as subject to the Funds' limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Funds will change their treatment of such instruments accordingly.

     FUTURES CONTRACTS. Subject to applicable law, the StockJungle.com Market Leaders Fund and the StockJungle.com Pure Play Internet Fund may each invest in futures contracts for hedging purposes. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade, known as "contract markets," approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

     Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

     Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of Funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

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     Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

     A Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. Successful use of futures contracts by the Fund is subject to the Adviser's ability to predict movements in various factors affecting securities markets, including interest rates.

     The use of futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures purchased and sold by the Fund, of the futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Adviser to forecast market movements correctly.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

     To reduce or eliminate a position held by the Fund, the Fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange for such contracts (or in the class or series of contracts) would cease to exist,

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although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss is unlimited.

     INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell an index is commonly referred to as selling a contract or holding a short position. The StockJungle.com Market Leaders Fund and StockJungle.com Pure Play Internet Fund may enter into stock index futures contracts or other index futures contracts appropriate to their respective objectives.

     For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, the value of one S&P 500 futures contract is $250 times the index. Thus, if the value of the S&P 500 Index were 1000, one contract could be worth $250,000 (1000 x $250). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund buys one S&P 500 futures contract at a contract price of 1000 and the S&P 500 Index is at 1100 on expiration date, the Fund will gain $25,000 ($250 x gain of 100). If the Fund sells one S&P 500 futures contract at a contract price of 1000 and the S&P 500 Index is at 1050 on expiration date, the Fund will lose $12,500 ($250 x loss of $50).

     There are several risks in connection with the use by a Fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

     Successful use of index futures by a Fund is also subject to the Adviser's ability to predict movements in the direction of the market. For example, it is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

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     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of a Fund's portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a profitable position over a short time period.

     STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS"). SPDR shares trade on the American Stock Exchange at approximately one-tenth the value of the S&P 500 Index. SPDR shares are relatively liquid and, because they exactly replicate the S&P 500 Index, any price movement away from the value of the underlying stocks is generally quickly eliminated by professional traders. Thus, the Adviser believes that the movement of SPDR share prices should closely track the movement of the S&P 500 Index. The administrator of the SPDR program, the American Stock Exchange, receives a fee to cover its costs of about 0.19% per year. This fee is deducted from the dividends paid to SPDR investors.

     GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

     Certain of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     SHORT SALES. The StockJungle.com Community Intelligence Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not currently own or have the right to acquire.

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     In a short sale that is not "against the box," the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

     Short sales by the Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If the Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not immediately receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

     ILLIQUID SECURITIES. No Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid. The Adviser will monitor the amount of illiquid securities in each Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with each Fund's investment restrictions.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of each Fund's portfolio securities and the Funds might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Funds might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

     The Board has delegated to the Adviser, pursuant to Board-approved guidelines, the function of making day-to-day determinations of whether securities are liquid. The Adviser, in implementing this delegated function, takes into account a number of factors in determining liquidity, including but not limited to: (1) how frequently the security is traded; (2) the number of dealers that make quotes for the security; (3) the number of dealers that make a market in the security; (4) the number of other potential purchasers; (5) the nature of the security; and (6) how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Adviser monitors the liquidity of restricted securities in each Fund and reports periodically on these securities to the Board.

     AMERICAN DEPOSITORY RECEIPTS. Each Fund may, from time to time, each invest in the securities of foreign issuers, which securities include American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. For purposes of the Funds' investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock.

     REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of the securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of a Fund's collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), that Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

     SECURITIES LOANS. Each Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to a lender-Fund an amount equal to any dividends or interest received on securities lent. Each Fund retains all or a portion of the interest received on the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable that Fund to exercise voting rights on any matters materially affecting the investment. The Funds may also call such loans in order to sell the securities.

     INVESTMENT RESTRICTIONS

     In addition to the investment objectives and policies set forth in the Prospectus and in this Statement of Additional Information, the Funds are each subject to certain fundamental and non-fundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed with respect to any Fund individually, without the vote of a majority of that Fund's outstanding shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Non-fundamental investment restrictions of a Fund may be changed by the Board of Trustees.

     Each Fund's investment objective as set forth in the "Risk/Return Summary" portion of the Prospectus, is a fundamental policy. As additional fundamental investment restrictions, the Funds will not:

          1. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, as to 75% of a Fund's total assets, more than 5% of its net assets would be invested in the securities of one issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer.

          2. Issue any senior securities, as defined in the 1940 Act, except as set forth in restriction number 3 below.

          3. Borrow amounts in excess of 10% of the cost or 10% of the market value of its total assets, whichever is less, and then only from a bank and as a temporary measure for extraordinary or emergency purposes. To secure any such borrowing, a Fund may pledge or hypothecate all or any portion of the value of its total assets.

          4. Act as an underwriter of securities of other issuers, except insofar as the Trust may be technically deemed an underwriter under the federal securities laws in connection with the disposition of each Fund's portfolio securities.

          5. Purchase or sell real estate or commodities, including oil, gas or other mineral exploration or developmental programs or commodity futures contracts, except as set forth in the Prospectus. This restriction shall not preclude the Funds from investing in banks or other financial institutions that have real estate or that buy and sell real estate or from investing in the equity securities of companies who hold assets or do business in those sectors.

          6. Make loans, in the aggregate, exceeding 25% of any Fund's total assets or lend any Fund's portfolio securities to broker-dealers if the loans are not fully collateralized or write call options on securities which are not fully covered.

          7. Invest in other registered investment companies, except as permitted by the 1940 Act.

          8. Purchase from or sell to any officer or trustee of the Trust or its Adviser any securities other than the shares of any Fund.

          9. Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in a particular industry. This limitation shall not apply to securities issued or guaranteed by the U.S. Government.

     The Funds are each subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Trustees without shareholder approval. The Funds will not:

          1. Acquire securities for the purpose of exercising control over management.

          2. Invest more than 15% of their respective net assets in illiquid securities.

     Unless otherwise indicated, percentage limitations included in the restrictions apply at the time a Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in that Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

                         TRUSTEES AND EXECUTIVE OFFICERS

     The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers, their affiliations, dates of birth and principal occupations for the past five years are set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

                               POSITION(S) HELD
NAME, ADDRESS AND AGE          WITH THE TRUST      PRINCIPAL OCCUPATION LAST FIVE YEARS
---------------------          --------------      ------------------------------------
George J. Rebhan (66)          Trustee             Retired. Formerly, President Hotchkis
1920 Mission Street                                and Wiley Fund (mutual funds) from
South Pasadena, CA  91030                          1985 to 1993.

Ashley T. Rabun (48)           Trustee             Founder and Chief Executive Officer,
2161 India St.                                     InvestorReach, Inc. (financial
San Diego, CA 92101                                services and marketing and
                                                   distribution consulting). Formerly,
                                                   Partner and Director,
                                                   Nicholas-Applegate Capital Management
                                                   (investment management) from 1992 to
                                                   1996.

James Clayburn LaForce (72)    Trustee             Dean Emeritus, John E. Anderson
P.O. Box 1595                                      Graduate School of Management,
San Diego, CA 92101                                University of California, Los Angeles.

Robert H. Wadsworth* (60)      Trustee and         President of Investment Company
4455 Camelback Rd.             President           Administration, LLC ("ICA") (mutual
Phoenix, AZ 85018                                  fund administrator and the Trust's
                                                   Administrator) and First Fund
                                                   Distributors, Inc. (registered
                                                   broker-dealer and the Trust's
                                                   Distributor).

* Indicates an "interested person" of the Trust as defined in the 1940 Act.

                               POSITION(S) HELD
NAME, ADDRESS AND AGE          WITH THE TRUST      PRINCIPAL OCCUPATION LAST FIVE YEARS
---------------------          --------------      ------------------------------------
Robert M. Slotky* (53)         Treasurer           Senior Vice President, ICA since May
2020 E. Financial Way                              1997. Formerly instructor of
Glendora, CA 91741                                 accounting at California State
                                                   University-Northridge (1997); Chief
                                                   Financial Officer, Wanger Asset
                                                   Management L.P. (investment manager)
                                                   and Treasurer of Acorn Investment
                                                   Trust (registered investment company)
                                                   (1992-1996).

     Set forth below is the rate of compensation received by the following Trustees from all portfolios of the Trust. This total amount is allocated among the portfolios. Disinterested Trustees receive an annual retainer of $7,500. The Trustees also receive a fee of $750 for any special meeting or committee meeting attended on a date other than that of a regularly scheduled meeting. Disinterested trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits were received by any Trustee or officer from the portfolios of the Trust.

           Name of Trustee                   Total Annual Compensation
           ---------------                   -------------------------
           George J. Rebhan                           $7,500
           Ashley T. Rabun                            $7,500
           James Clayburn LaForce                     $7,500

     As of the date of this SAI, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of any of the Funds.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

     The investment adviser for each of the Funds is StockJungle.com Investment Advisors, Inc., a Delaware corporation organized on November 3, 1998. The Adviser was organized to act as investment adviser to the StockJungle.com Trust Funds. The Adviser will act as such pursuant to written agreements with the

Trust, on behalf of each Fund, which, after each agreement's initial two-year period, must be re-approved annually by the Board of Trustees. The address of the Adviser is 5750 Wilshire Boulevard, Suite 560, Los Angeles, California 90036. The Adviser can also be contacted by telephone at 1-877-884-3147.

     The common stock of the Adviser is wholly-owned and controlled by StockJungle.com, Inc., a Delaware corporation controlled by Michael Witz and Julian Smerkovitz. StockJungle.com, Inc. is the sponsor of the StockJungle.com website located at http://www.stockjungle.com upon which that company offers a wide variety of products and services intended for use by investors with access to the Internet. Additional information regarding these products and services is available on the website.

     The Adviser acts as the investment adviser to each Fund under an Investment Advisory Agreement which has been approved by the Board of Trustees (including a majority of the Trustees who are not parties to the agreement, or interested persons of any such party).

     Each Investment Advisory Agreement will terminate automatically in the event of its assignment. In addition, each agreement is terminable at any time, without penalty, by the Board of Trustees of the Trust or by vote of a majority of the Trust's outstanding voting securities (as defined in the 1940 Act) on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Trust. Unless sooner terminated, each agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Trustees or by a vote of a majority of the Trust's outstanding voting securities (as defined in the 1940 Act), provided that, in either event, such continuance is also approved by a vote of a majority of the Trustees who are not parties to such agreement, or interested persons of such parties (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval.

     Under the Investment Advisory Agreement, the Adviser provides each Fund with advice and assistance in the selection and disposition of the Fund's investments. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers of the Trust and/or the Funds.

     Each Investment Advisory Agreement provides that the Adviser will not be liable to the Trust or its shareholders for its acts or omissions in the course of its services thereunder, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations ("disabling conduct"). Each Agreement also provides that each party will indemnify the other against liabilities arising out of its performance under the Agreement, except for a party's disabling conduct.

     The Adviser has entered into a non-exclusive License Agreement with the Trust which permits the Trust to use the name "StockJungle.com." The Adviser has the right to require that the Trust stop using the name at such time as the Adviser is no longer employed as investment manager to the Funds.

     For the period from the commencement of operations of the StockJungle.com Trust funds on November 17, 1999 through March 31, 2000, the StockJungle.com Trust funds paid the Adviser fees as follows: Market Leaders Fund, $1,214; Pure Play Internet Fund, $2,226; and Community Intelligence Fund, $2,284. During this period, the Adviser was responsible for the payment of all other expenses of the Funds (other than brokerage fees and extraordinary expenses), which were as follows: Market Leaders Fund, $66,798; Pure Play Internet Fund, $68,414; and Community Intelligence Fund, $76,749.

THE ADMINISTRATOR

     The Funds have an Administration Agreement with Investment Company Administration, L.L.C. (the "Administrator"), a corporation owned and controlled in part by Mr. Wadsworth with offices at 2020 E. Financial Way, Suite 100, Glendora, California 91741. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required notice filings necessary to maintain the Funds' ability to sell shares in all states where each Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Funds' servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Funds' daily expense accruals; and perform such additional services as may be agreed upon by the Funds and the Administrator.

     Administrative services were provided to the StockJungle.com Trust funds by Integrated Fund Services, Inc. ("IFS") from the commencement of operations through July 17, 2000, and by the Administrator thereafter. The Adviser was responsible for payment of all administrative expenses of the StockJungle.com Trust funds, which were as follows for the period from commencement of operations on November 17, 1999 through March 31, 2000: Market Leaders Fund, $10,000; Pure Play Internet Fund, $10,000; and Community Intelligence Fund, $10,000.

THE DISTRIBUTOR

     First Fund Distributors, Inc. (the "Distributor"), a corporation partially owned by Mr. Wadsworth, acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. After its initial two year term, the Distribution Agreement between each Fund and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of that Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     Distribution services were provided to the StockJungle.com Trust funds by IFS Fund Distributors, Inc. ("IFS") from the commencement of operations through July 17, 2000, and by the Distributor thereafter. The Adviser was responsible for payment of all distribution expenses of the StockJungle.com Trust funds, which were as follows for the period from commencement of operations on November 17, 1999 through March 31, 2000: Market Leaders Fund, $0; Pure Play Internet Fund, $0; Community Intelligence Fund, $0.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT

     Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian for each Fund's cash and securities (the "Custodian"). Pursuant to a Custodian Agreement with the Trust on behalf of each Fund, the Custodian is responsible for maintaining the books and records of each Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. The Adviser was responsible for payment of all custodian expenses of the StockJungle.com Trust funds, which were as follows for the period from commencement of operations on November 17, 1999 through March 31, 2000: Market Leaders Fund, $4,443; Pure Play Internet Fund, $3,443; and Community Intelligence Fund, $3,875.

     Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 42604 ("Unified"), serves as transfer agent and fund accounting agent for each Fund pursuant to a Mutual Fund Services Agreement with the Trust on behalf of each Fund. These services have been provided to the StockJungle.com Trust funds by CFS since their commencement of operations. It is anticipated that these services will continue to be provided to the StockJungle.com Trust funds by CFS through October 23, 2000, and by Unified thereafter. It is also anticipated that Unified will provide these services to the Trust after the reorganization of the StockJungle.com Trust funds into the Trust. The Adviser was responsible for payment of all transfer agent and fund accounting expenses of the StockJungle.com Trust funds, which were as follows for the period from commencement of operations on November 17, 1999 through March 31, 2000: Market Leaders Fund, $13,500; Pure Play Internet Fund, $13,500; and Community Intelligence Fund, $13,500.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Each Fund's assets are invested by the Adviser in a manner consistent with its investment objective, policies, and restrictions and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of each of the Funds.

     Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions may involve the payment by the Adviser on behalf of a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Adviser usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Adviser on behalf of each Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     U.S. Government securities and other fixed income securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

     In placing orders for the purchase and sale of portfolio securities for each Fund, the Adviser seeks to obtain the best price and execution, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. For securities traded in the over-the-counter markets, the Adviser deals directly with the dealers who make markets in the securities unless better prices and execution are available elsewhere. The Adviser negotiates commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commissions available. The Board of Trustees periodically reviews the commission rates and allocation of orders.

     When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to any Fund from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account.

     The same security may be suitable for each of the Funds or other private accounts managed by the Adviser. If and when a Fund and two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and account. The simultaneous purchase or sale of the same securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of each Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                               OWNERSHIP OF SHARES

     Each share of each Fund has one vote for each share in the election of Trustees. Cumulative voting is not authorized for any Fund. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

     Shareholders of the Funds and any other series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Pursuant to Rule 18f-2 under the 1940 Act, the approval of an investment advisory agreement or any change in a fundamental policy would be acted upon separately by the series affected. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

     As of August 21, 2000, the directors and officers of the StockJungle.com Trust as a group beneficially owned 41.58% of the outstanding stock of the proposed predecessor to the Market Leaders Fund, 13.09% of the outstanding stock of the proposed predecessor to the Pure Play Internet Fund, and 5.14% of the outstanding stock of the proposed predecessor to the Community Intelligence Fund. The following are the name, address and percentage of ownership of each person who owned of record or is known by a Fund to have owned 5% or more of the proposed predecessor to any Fund's outstanding stock as of August 21, 2000.

     MARKET LEADERS FUND

          StockJungle.com, Inc.                   40.86%
          5750 Wilshire Blvd, Suite 560
          Los Angeles, CA 90036

          Clarissa Moore                          13.92%
          21 Georgetown North
          Greenwich, CT 06831

          Per Ingolf Strangeland                  10.83%
          Aealra 9
          Fuengirola, Spain 99999
          Spain

     PURE PLAY INTERNET FUND

          Mark Edward Sale                        10.05%
          1013 Dickinson Circle
          Raleigh, NC 27614

          Julian Smerkovitz                        9.38%
          101 East 52nd Street
          New York, NY 10022

          Jeffrey Steven Lloyd                     7.41%
          1941 Thayer Avenue
          Los Angeles, CA 90025

          Clarissa Moore                           5.48%
          21 Georgetown North
          Greenwich, CT 06831

     COMMUNITY INTELLIGENCE FUND

          Zoom Invest Ltd                         30.20%
          16 Quay General Guisan 1211
          Geneva 3
          Switzerland

          Ruta Investments Ltd.                   27.70%
          14 South Swinton Avenue
          Delray Beach, FL 33441

          Parr Living Trust                        5.83%
          James and Traci Parr, Trustees
          DID 12/17/97
          27731 Rolling Wood Lane
          San Juan Capistrano, CA 92675

                                 CODE OF ETHICS

     The Boards of the Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-l of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund. The Codes of Ethics for the Adviser, the Trust and the principal underwriter of the Trust are on file with and available from the SEC.

     Personnel of the Adviser may invest in securities for their own accounts pursuant to a Code of Ethics that sets forth all employees' fiduciary responsibilities regarding the Funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by the Funds and on short-term trading have been adopted.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The information provided below supplements the information contained in the Funds' Prospectus regarding the purchase and redemption of Fund shares.

HOW TO BUY SHARES

     The public offering price of Fund shares is the net asset value. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form. In most cases, in order to receive that day's public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time.

     The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

     The Trust reserves the right in its sole discretion (i) to suspend the continued offering of any Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund's shares.

HOW TO SELL SHARES

     You can sell your Fund shares any day the NYSE is open for regular trading. A Fund may require documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Transfer Agent for details.

SIGNATURE GUARANTEES

     If you sell shares having a net asset value of $10,000 a signature guarantee is required. Certain other transactions, including redemptions, also require a signature guarantee. Signature guarantees may be obtained from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings institution. A notary public cannot provide a signature guarantee.

DELIVERY OF REDEMPTION PROCEEDS

     Payments to shareholders for shares of a Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Funds' Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

     The value of shares on redemption or repurchase may be more or less than your cost, depending upon the market value of a Fund's portfolio securities at the time of redemption or repurchase.

     TELEPHONE REDEMPTIONS. Shareholders must have selected telephone transactions privileges on the Account Application when opening a Fund account. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing or redeeming shares of a Fund or Funds and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest Account Application or as otherwise properly specified to the Funds in writing.

     The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Funds and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, an investor agrees, however, that to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

     During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus. The Telephone Redemption Privilege may be modified or terminated without notice.

     REDEMPTIONS-IN-KIND. The Trust has filed an election under SEC pursuant to Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the Rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund's assets). Each Fund reserves the right to pay the redemption price of its shares in excess of the amounts specified by the Rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

     AUTOMATIC INVESTMENT PLAN. As discussed in the Prospectus, the Funds provide an Automatic Investment Plan for the convenience of investors who wish to purchase shares of a Fund or Funds on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the Funds. The market value of each Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

                          DETERMINATION OF SHARE PRICE

     The net asset value and offering price of shares of each Fund will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. None of the Funds expects to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of each Fund's shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Trustees decides it is necessary.

     In valuing a Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust determines in good faith to reflect the security's fair value. All other assets of the Funds are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

     The net asset value per share of each Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

                        DISTRIBUTIONS AND TAX INFORMATION

DISTRIBUTIONS

     Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, each Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

     Each distribution by a Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Funds will issue to each shareholder a statement of the federal income tax status of all distributions.

TAX INFORMATION

     Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. It is each Fund's policy to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that no Fund will be subject to any federal income tax or excise taxes based on net income. To avoid the excise tax, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year,
(ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on October 31 during such year and
(iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal excise tax.

     Each Fund's ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of each Fund.

     Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Portfolio designates the amount distributed as a qualifying dividend. This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by a Fund for its taxable year. The deduction, if any, may be reduced or eliminated if Portfolio shares held by a corporate investor are treated as debt-financed or are held for fewer than 46 days.

     Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

     Under the Code, each Fund will be required to report to the Internal Revenue Service all distributions of ordinary income and capital gains as well as gross proceeds from the redemption of Portfolio shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the current maximum federal tax rate of 31% in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Funds reserve the right to refuse to open an account for any person failing to certify the person's taxpayer identification number.

     The Funds will not be subject to corporate income tax in the State of Delaware as long as they qualify as regulated investment companies for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

     In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such charges could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Funds and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax adviser to determine the application of the tax law and practice in his or her own particular circumstances.

                             PERFORMANCE COMPARISONS

     Total return quoted in advertising and sales literature reflects all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in a Fund's net asset value during the period.

     Each Fund's total return must be displayed in any advertisement containing the Fund's yield. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the Statement of Additional Information, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                         n
                                 P(1 + T)  = ERV

     Where:

          P    =  a hypothetical initial investment of $1,000

          T    =  average annual total return

          n    =  number of years

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

     Because the Funds have not had a registration in effect for 1, 5 or 10 years, the period during which the registration has been effective shall be substituted.

     Average annual total return is calculated by determining the growth or decline in value of a hypothetical historical investment in each Fund over a stated period and then calculating the annual compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

     In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.

     Each Fund's performance may be compared with the performance of other funds with comparable investment objectives, tracked by fund rating services or with other indexes of market performance. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; data provided by the Investment Company Institute; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Funds may also each utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

     The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

     Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

     CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Independent publications may also evaluate each Fund's performance. The Funds may from time to time each refer to results published in various periodicals, including BARRON'S, FINANCIAL WORLD, FORBES, FORTUNE, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEy, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

                              ORGANIZATION OF TRUST

     StockJungle.com Market Leaders Fund, StockJungle.com Pure Play Internet Fund, and StockJungle.com Community Intelligence Fund are each a series of TIM, a Delaware business trust organized on April 27, 1999.

     The Agreement and Declaration of Trust of TIM permits the Board of Trustees to issue an limited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

     Shares issued by a Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund (E.G., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (E.G., election or removal of

Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

                            SHAREHOLDER SERVICES PLAN

     The Trust, on behalf of each Fund, has adopted a Shareholder Services Plan that permits the Fund to pay shareholder servicing fees. The Plan provides that the Funds will pay a fee to the Adviser for shareholder servicing at an annual rate of 0.25% of the Funds' average daily net assets. The Plan provides for the compensation to the Adviser as Shareholder Servicing Coordinator regardless of the Funds' shareholder servicing expenses. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually.

                              FINANCIAL STATEMENTS

     The balance sheet of the series of the StockJungle.com Trust, the proposed predecessors to the Funds, as of October 19, 1999 are attached to this SAI. It has been audited by the Funds' independent auditors, Arthur Andersen LLP, whose report thereon is also attached. The balance sheet is included herein in reliance upon their authority as experts in accounting and auditing.

     The unaudited financial statements included in the semi-annual report to shareholders of the Funds' proposed predecessors for the period from commencement of operations on November 17, 1999 through March 31, 2000 are incorporated herein by reference. Copies of the report may be obtained for free by calling the Funds toll-free at 1-877-884-3147 or by writing the Funds at 431 North Pennsylvania Street, Indianapolis, IN 46204-1806. It is also available without charge on the Internet website at http://www.stockjungle.com.

                                OTHER INFORMATION

     The Adviser has been recently registered with the Securities Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended. The Trust has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of any Fund or the Adviser by the SEC.

     For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

STOCKJUNGLE.COM TRUST
Statement of Assets and Liabilities
October 19, 1999

                                           StockJungle.com    StockJungle.com   StockJungle.com
                                              Community          Pure Play          Market
                                          Intelligence Fund    Internet Fund     Leaders Fund
                                               -------            -------           -------
     ASSETS
     Cash                                      $50,000            $25,000           $25,000
                                               -------            -------           -------
     NET ASSETS                                $50,000            $25,000           $25,000
                                               =======            =======           =======
     Shares of beneficial interest
outstanding (unlimited number of shares
authorized, no par value)                      $ 5,000            $ 2,500           $ 2,500
                                               =======            =======           =======
     Net Asset Value, offering price
and redemption price per share                 $ 10.00            $ 10.00           $ 10.00
                                               =======            =======           =======

STOCKJUNGLE.COM TRUST
NOTES TO STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 19, 1999

     (1) The StockJungle.com Community Intelligence Fund, the StockJungle.com Pure Play Internet Fund, the StockJungle.com Market Leaders Fund and the StockJungle.com No Fee S&P 500 Fund (the Funds) are each a non-diversified series of the StockJungle.com Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust under a Declaration of Trust dated June 11, 1999. On October 19, 1999, 5,000 shares of the StockJungle.com Community Intelligence Fund, and 2,500 shares each of the StockJungle.com Pure Play Internet Fund and the StockJungle.com Market Leaders Fund were issued for cash at $10.00 per share. The Funds have had no operations except for the initial issuance of shares.

     Expenses incurred in connection with the organization of the Funds and the initial offering of shares will be permanently absorbed by StockJungle.com, Inc. (the Adviser). As of October 19, 1999, all outstanding shares of the Funds were held by the Adviser, who purchased these initial shares in order to provide the Trust with its required capital.

     Reference is made to the Prospectus and the Statement of Additional Information for a description of the Investment Advisory Agreement, the Underwriting Agreement, the Administration Agreement, the Accounting Services Agreement, the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, tax aspects of the Fund and the calculation of the net asset value of shares of the Funds.

ARTHUR ANDERSEN LLP
Report of Independent Public Accountants

     To the Board of Trustees and Shareholders of the StockJungle.com Community Intelligence Fund, StockJungle.com Pure Play Internet Fund and StockJungle.com Market Leaders Fund of StockJungle.com Trust:

     We have audited the accompanying statements of assets and liabilities of the StockJungle.com Community Intelligence Fund, the StockJungle.com Pure Play Internet Fund and the StockJungle.com Market Leaders Fund of StockJungle.com Trust as of October 19, 1999. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of assets and liabilities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of the StockJungle.com Community Intelligence Fund, the StockJungle.com Pure Play Internet Fund and the StockJungle.com Market Leaders Fund of StockJungle.com Trust as of October 19, 1999 in conformity with generally accepted accounting principles.

Cincinnati, Ohio
October 20, 1999

/s/ Arthur Andersen LLP